UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549
                                ________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) November 14, 2005
                            _________________________

                           GIBRALTAR INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)
        Delaware                     0-22462                16-1445150
____________________________    ____________________   ______________________
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)
                              3556 Lake Shore Road
                                  P.O. Box 2028
              Buffalo, New York                         14219-0228
                           ___________________________
             (Address of principal executive offices)     (Zip Code)
        Registrant's telephone number, including area code (716) 826-6500
                           ___________________________

ITEM 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K, the Registrant has furnished the text of a Press Release the Company issued November 14, 2005.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed soley by reason of Regulation FD.

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Item 9.01 - Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None.

(c)  Exhibits

     99.1 - Press Release issued November 14, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 14, 2005
                                         GIBRALTAR INDUSTRIES, INC.

                                         /S/  David W. Kay
                                         ____________________
                                         Name:     David W. Kay
                                         Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1       Text of Press Release